Exhibit 10.7

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE HOLDER OF THIS WARRANT IS ENTITLED TO THE BENEFITS OF THE AMENDED AND RESTATED LOCK-UP AGREEMENT DATED AS OF MARCH [25],  2013 AMONG THE COMPANY AND THE RESTRICTED STOCKHOLDERS (AS DEFINED THEREIN).

This Warrant is issued in replacement of the original Warrant certificate issued on February 21, 2012, pursuant to the Securities Purchase Agreement dated as of February 21, 2012, as amended from time to time (the “Purchase Agreement”), and any replacement certificate issued with respect thereto prior to the date hereof.  If any provision of this Warrant is found to conflict with the Purchase Agreement, the provisions of such Purchase Agreement shall prevail.

No. WR-[ ]CUSIP: 98919T 118

ZaZa Energy Corporation

COMMON STOCK PURCHASE WARRANT

ZaZa Energy Corporation, a Delaware corporation (together with any corporation which shall succeed to or assume the obligations of ZaZa Energy Corporation hereunder, the "Company"), hereby certifies that, for value received, [____] (the "Investor"), or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time during the Exercise Period (as defined in Section 12 hereof) up to [  ] fully paid and non-assessable shares of Common Stock (as defined in Section 12 hereof), at a purchase price per share equal to the Exercise Price (as defined in Section 12 hereof).  The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price are subject to adjustment as provided herein.

This Warrant is issued pursuant to the Securities Purchase Agreement (as amended and in effect from time to time, the "Purchase Agreement"), dated as of February 21, 2012, between the Company and the purchasers named therein, a copy of which is on file at the principal office of the Company.  The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Purchase Agreement.

1.DEFINITIONS.  Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.  Certain terms are used in this Warrant as specifically defined in Section 12 hereof.

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2.EXERCISE OF WARRANT.

            2.1.            Exercise.  This Warrant may be exercised prior to its expiration pursuant to Section 2.5 hereof by the holder hereof at any time or from time to time during the Exercise Period, by submitting the form of subscription attached hereto (“the Exercise Notice”) duly executed by such holder, to the Company at its principal office, indicating whether the holder is electing to purchase a specified number of shares by paying the Aggregate Exercise Price as provided in Section 2.2 or is electing to exercise this Warrant as to a specified number of shares pursuant to the net exercise provisions of Section 2.3.  On or before the first Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgement of confirmation of receipt of the Exercise Notice.    This Warrant shall be deemed exercised for all purposes as of the close of business on the day on which the holder has delivered the Exercise Notice to the Company.  The Aggregate Purchase Price, if any, shall be paid by wire transfer to the Company within two business days of the date of exercise and prior to the time the Company issues the certificates evidencing the shares issuable upon such exercise.  In the event the Warrant is not exercised in full, the Company may, at its expense, require the Holder, after such partial exercise, to promptly return this Warrant to the Company and the Company will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

2.2.Payment of Exercise Price by Wire Transfer.   If the holder elects to purchase a specified number of shares by paying the Aggregate Exercise Price, the holder shall pay such amount by wire transfer of immediately available funds to an account designated in advance by the Company.

2.3.Net Exercise.  The holder may also elect to exercise this Warrant at any time or from time to time, by receiving shares of Common Stock equal to the number of shares determined pursuant to the following formula:

X  =   Y (A - B)

           A

where,

X =            the number of shares of Common Stock to be issued to Holder;

Y =            the number of shares of Common Stock as to which this Warrant is to be exercised (as indicated on the subscription form);

A =            the volume weighted average price of the Common Stock quoted on the Nasdaq Capital Market or any other U.S. exchange on which the Common Stock is listed, whichever is applicable, as posted by Bloomberg L.P. (or such other reference reasonably relied upon by the Company if not so published) for the five (5) Trading Days ending on the Trading Day immediately preceding the date of exercise; and

B =the Exercise Price.

2.4.Antitrust Notification.  If the holder of this Warrant determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof would be

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subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company shall file, within seven (7) business days after receiving notice from such holder of the applicability of the HSR Act and a request to so file, with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form and any supplemental information required to be filed by it pursuant to the HSR Act in connection with the exercise of this Warrant.  Any such notification and report form and supplemental information will be in full compliance with the requirements of the HSR Act.  The Company will furnish to such holder promptly (but in no event more than five (5) business days) such information and assistance as such holder may reasonably request in connection with the preparation of any filing or submission required to be filed by such holder under the HSR Act.  The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than three (3) business days after receipt of such inquiry or request).  The Company shall keep such holder apprised periodically and at such holder's request of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ.  The Company shall bear all filing or other fees required to be paid by the Company and such holder (or the "ultimate parent entity" of such holder, if any) under the HSR Act or any other applicable law in connection with such filings and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Company and such holder in connection with the preparation of such filings and responses to inquiries or requests.  In the event that this Section 2.4 is applicable to any exercise of this Warrant, the purchase by such holder of the Exercise Shares subject to such exercise, and the payment by such holder of the Exercise Price therefor, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act (with the exercise date of this Warrant being deemed to be the date immediately following the date of such expiration or early termination).

2.5.Termination.  This Warrant shall terminate upon the earlier to occur of (i) exercise in full or (ii) the expiration of the Exercise Period.

2.6Required Conversion.  If (a) for a forty-five (45) consecutive Trading Day period from and after the date that is forty-five (45) Trading Days prior to the third anniversary of the Closing but prior to the expiration of this Warrant, the daily volume weighted average price of the Common Stock quoted on the Nasdaq Capital Market or any other U.S. exchange on which the Common Stock is listed, whichever is applicable, as posted by Bloomberg L.P. (or such other reference reasonably relied upon by the Company if not so published) is greater than or equal to $10.00 per share and (b) for each of those forty-five (45) consecutive trading days at least an average of Fifty Thousand (50,000) shares of the Common Stock are traded per day during such period (in each case, as appropriately adjusted for stock splits, combinations, reorganizations, reclassifications and the like) (the “Early Termination Event”), then the Company shall have the right, by giving written notice in accordance with Section 18 of the Early Termination Event to the Holder within thirty (30) calendar days of the occurrence of the Early Termination Event, to require such Holder to exercise this Warrant in full pursuant to this Section 2; provided, however, that if on any day during such forty-five consecutive Trading Day period when the condition set forth in the preceding clause (a) is satisfied, the condition set forth in the preceding clause (b) is not satisfied, the Company shall be entitled to treat such day as if it was not a Trading Day for the purposes of determining whether an Early Termination Event has occurred.  If, on the 10th business day following written notice from the Company notifying the Holder of the occurrence of the Early Termination Event, the Holder has not elected to exercise this Warrant in full for all the then unexercised Warrant Shares, this Warrant shall be deemed automatically exercised on such 10th business day pursuant to the net exercise provisions in Section 2.3 above; provided, however, that until the Holder has complied with the Warrant delivery

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and any other obligations under Section 2.1, the Company shall have no obligation to deliver share certificates.

3.REGISTRATION RIGHTS.  The holder of this Warrant has certain rights to require the Company to register its resale of the Warrant Shares under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Purchase Agreement.

4.DELIVERY OF STOCK CERTIFICATES ON EXERCISE.  As soon as practicable after any exercise of this Warrant and in any event within three (3) Trading Days thereafter, the Company shall, at its expense (including the payment by it of any applicable issue or stamp taxes), cause to be issued in the name of and delivered to the holder, or as the holder may direct, a certificate or certificates evidencing the number of fully paid and nonassessable shares of Common Stock (or Other Securities, as applicable) (which number shall be rounded up to the nearest whole share in the event any fractional share may otherwise be issuable upon such exercise) to which the holder shall be entitled on such exercise, in such denominations as may be requested by the holder, which certificate or certificates shall be free of restrictive and trading legends (except for any such legends as may be required under the Securities Act).  In lieu of delivering physical certificates for the shares of Common Stock (or Other Securities) issuable upon any exercise of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program or a similar program, upon request of the holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant to the holder (or its designee), by crediting the account of the holder’s (or such designee’s) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply) as instructed by the holder (or its designee).

5.ADJUSTMENT FOR DIVIDENDS,  DISTRIBUTIONS AND RECLASSIFICATIONS.

            5.1.  Distribution of Assets; Spin-Off.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a Spin-Off, dividend, reclassification, corporate rearrangement or other similar transaction, but excluding cash dividends which are prohibited by Section 5.2 hereof and excluding stock dividends or stock splits adjustments in respect of which are provided for in Section 7 hereof) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

                        (a)            (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which:

                        (A)            the numerator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date minus the Fair Market Value of the Distribution applicable to one share of Common Stock, and

                        (B)            the denominator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date;

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and (ii) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i) of this Section 5.1(a); and

(b)Notwithstanding the provisions of the foregoing clause (a), in the event of a Spin-Off in which the Distribution is of common stock of a subsidiary of the Company, then (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which:

                        (A)            the numerator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date minus the Fair Market Value of the Distribution applicable to one share of Common Stock, and

                        (B)            the denominator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date;

and (ii) the holder of this Warrant shall receive an additional warrant to purchase common stock of such company, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of common stock of such company that would have been issuable or distributed to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant for cash for the full number of shares of Common Stock on the face of this Warrant (notwithstanding the requirement that this Warrant be exercised pursuant to the net exercise provisions of Section 2.3) immediately prior to such record date and with an exercise price equal to the amount by which the Exercise Price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the preceding clause (i) of this Section 5.1(b).

5.2.  Cash Dividends.  For so long as any Warrants are outstanding, no cash dividend shall be declared or paid or set aside for payment on any shares of the Company’s Common Stock or any parity or junior stock thereto.

            5.3.  Other Events.  If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Company's Board of Directors, acting in good faith and consistent with their fiduciary duties, shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrant.

6.ADJUSTMENT FOR REORGANIZATION,  CONSOLIDATION,  MERGER,  ETC.

6.1.  Certain Adjustments.  In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, this Warrant shall thereafter be exercisable for the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of

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outstanding Common Stock upon such reorganization, reclassification, recapitalization, consolidation, merger or transfer, in respect of that number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such reorganization, reclassification, recapitalization, consolidation, merger or transfer; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the exercise of this Warrant.

6.2.  Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND AMOUNT OF OUTSTANDING COMMON STOCK.

7.1.  General.  If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event.  The Exercise Price shall be proportionately decreased or increased upon the occurrence of any Stock Event; provided that in no event will the Exercise Price be less than the par value of the Common Stock.

            7.2.            Other Securities.  In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this Section 7 and the other provisions of this Warrant.

            7.3.            Adjustments for Dilutive and Other Events.

            (a)            Issuance of Additional Shares of Common Stock.  If at any time on or after the Closing Day, the Company shall issue any Additional Shares of Common Stock (including Additional

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Shares of Common Stock deemed to be issued pursuant to Section 7.3(b) below), at a price per share (the "Offering Price") which is lower than the greater of (x) the Exercise Price or (y) 90% of the Market Price on the date of entry into the definitive agreement providing for such issuance, then the number of shares of Common Stock to be received by the holder of this Warrant upon the exercise hereof shall be adjusted to that number determined by multiplying (a) the number of shares of Common Stock purchasable hereunder immediately prior thereto by (b) a fraction (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to the issuance of such shares of Common Stock plus (B) the number of shares of Common Stock issued in the subject transaction and (ii) the denominator of which shall be an amount equal to the sum of (x) the number of shares of Common Stock Deemed Outstanding immediately prior to the issuance of such shares of Common Stock plus (y) the quotient of (1) the Offering Price multiplied by the number of shares of Common Stock so issued by the Company, divided by (2) the Reference Price in effect immediately prior to the issuance of such shares.  The provisions of this Section 7.3 shall not apply to (i) any issuance of additional Common Stock for which an adjustment is provided under Section 7.1 hereof, and (ii) the issuance of up to 7,000,000 shares of Common Stock, whether upon the grant of restricted stock, the grant or exercise of options, or otherwise, pursuant to equity compensation plans for officers, directors, employee and consultants that are approved (or subject to approval) by the shareholders of the Company; provided that grants of options, restricted stock grants, or other awards for not more than 2,000,000 shares of Common Stock (as appropriately adjusted for stock splits, combinations, reorganizations, reclassifications and the like) shall be scheduled to vest under such equity compensation plans in any calendar year (collectively, the “Excluded Compensation Issuances”).  When any adjustment is required to be made to the number of shares hereunder pursuant to this Section 7.3(a), the Exercise Price shall be reduced to a price (calculated to the nearest cent) as is equal to the quotient obtained by dividing (x) the product of the Exercise Price multiplied by the number of shares of Common Stock issuable upon exercise of this Warrant, in each case as in effect immediately before such adjustment, by (y) the number of shares of Common Stock issuable upon exercise of this Warrant immediately after giving effect to such adjustment.

            (b)            Issue of Options and Convertible Securities Deemed Issue of Additional Shares of Common Stock.  If the Company at any time or from time to time on or after the Closing Day shall issue any Options (other than Excluded Compensation Issuances) or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, or, in case a record date shall have been fixed for such issuance, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7.3(c) below) of such Additional Shares of Common Stock would be less than the Reference Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued (i) no further adjustment in the number of shares of Common Stock for which this Warrant is exerciseable shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities, and (ii) upon the expiration or termination of any unexercised Option, the number of shares of Common Stock for which this Warrant is then exerciseable shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purpose of such

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readjustment; provided,  however, that with respect to any Options or Convertible Securities issued by the Company for which there is a subsequent adjustment which increases the number of shares of Common Stock issuable upon conversion or exercise of such Options or Convertible Securities or an adjustment which decreases the exercise price or conversion price of such Options or Convertible Securities, then an adjustment to the number of shares of Common Stock for which this Warrant is exerciseable shall be made under this Section 7.3 upon any such adjustment to such Options or Convertible Securities as if such Options or Convertible Securities were deemed to have been cancelled and reissued.

            (c)            Determination of Consideration.  For purposes of this Section 7.3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

            (i)            Cash and Property:  Such consideration shall:

                                                (A)  insofar as it consists of cash, be equal to the total cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                                                (B)  insofar as it consists of property other than cash, be computed at the Fair Market Value thereof at the time of entry into the definitive agreement providing for such issue determined as provided below; and

                                                (C)  in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received that is allocated to such Additional Shares of Common Stock, computed as provided in or pursuant to clauses (A) and (B) above.

            If the Company shall issue (or shall be deemed to issue) Additional Shares of Common Stock for no consideration (other than Excluded Compensation Issuances), such Additional Shares of Common Stock shall be deemed to have been issued for consideration equal to $.01 per share.

                                                (ii)                Options and Convertible Securities.  The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 7.3(b), relating to Options and Convertible Securities, shall be determined by dividing

                                                                        (A)                              the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

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                                                                        (B)                              the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

8.NO DILUTION OR IMPAIRMENT.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in taking all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, including by (A) preparing an Information Statement on Schedule 14C (the “Information Statement”) relating to the approval by written consent of the issuance of the Warrant Shares under this Warrant, and all other shares issuable by the Company pursuant to other instruments dated as of February 21, 2012, as required by Nasdaq Listing Rule 5635, (B) filing the Information Statement with the Securities and Exchange Commission (the “SEC”), (C) using its best efforts to cause the Information Statement to be cleared by the SEC as promptly as practicable and (D) disseminating the Information Statement to the shareholders of the Company, and (iii) subject to Section 15, will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge with the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Purchase Agreement.

9.CERTIFICATE AS TO ADJUSTMENTS.  In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock Deemed Outstanding, and (ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof.  The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment.

10.NOTICES OF RECORD DATE.  In the event of:

(a)any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

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(b)any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person or any other Fundamental Change; or

(c)any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up.  Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

11.RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

12.DEFINITIONS.  As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            Additional Shares of Common Stock means all shares of Common Stock issued (or, pursuant to Section 7.3(b) hereof, deemed to be issued) by the Company after the Closing Day, including without limitation any treasury shares sold or otherwise transferred by the Company, but excluding shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock for which an adjustment is made pursuant to Section 7.1 hereof, but excluding shares of Common Stock issued or issuable as Excluded Compensation Issuances.

Aggregate Exercise Price means, in connection with the exercise of this Warrant at any time, an amount equal to the product obtained by multiplying (i) the Exercise Price times (ii) the number of shares of Common Stock for which this Warrant is being exercised at such time.

Common Stock means (i) the Company's Common Stock, $.01 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses (i), or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

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            Common Stock Deemed Outstanding means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable at such time upon conversion of any Convertible Securities and Options (other than this Warrant and any other warrants issued under the Purchase Agreement) then outstanding to the extent such Convertible Security or Option is (i) convertible, exercisable or exchangeable at such time and (ii) convertible, exercisable or exchangeable at a price that is less than the Fair Market Value of a share of Common Stock issuable upon such conversion, exercise or exchange at such time.

            Convertible Securities means any evidences of Indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            Exercise Period means the period commencing on August 21, 2012 and ending on the eighth anniversary of such date.

            Exercise Price means $2.00 per share.

            Exercise Shares means the shares of Common Stock for which this Warrant is then being exercised.

            Fair Market Value means, with respect to any security or other property, the fair market value of such security or other property as determined unanimously by the Board of Directors, acting in good faith.  If the Board of Directors is unable to unanimously agree to the fair market value, it will have an independent third-party appraisal conducted by a nationally-recognized valuation company and the determination of such company shall be final.

            Fundamental Change means an event or series of events by which any of the following occurs:

(i)      a “person” or “group” within the meaning of Section 13(d) of the Exchange Act (other than a “person” or “group” comprised solely of Permitted Holders) files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate beneficial owner of common equity of the Company representing more than 50% of the voting power of the outstanding Common Stock; provided, however, that notwithstanding anything herein to the contrary, a Fundamental Change shall be deemed to have occurred if the Permitted Holders, as a group, acquire beneficial ownership in excess of 75,976,851 shares of Common Stock (as appropriately adjusted for stock splits and similar transactions); provided, however, that Transfers, under the Company’s long term incentive plan, to Messrs. Brooks, Kearby or Hearn, as part of the compensation earned by such person as a director or officer of the Company shall not be counted towards determining whether a Fundamental Change under this clause (i) has occurred, so long as such Transfers do not exceed 1,000,000 shares in the aggregate to such Persons per calendar year; provided further, however, that if at any time the Permitted Holders, taken as a group, own less than 50% of the then outstanding Common Stock, a Fundamental Change will be deemed to have occurred if the Permitted Holders thereafter become the direct or indirect ultimate beneficial owners of common equity of the Company representing more than 50% of the voting power of the outstanding Common Stock;

(ii)    the consummation of: (A) any sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the consolidated assets of the Company and

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the Subsidiaries, taken as a whole, to any Person or Persons (other than, so long as any amounts remain outstanding with respect to the Notes, one of the Guarantors to the extent permitted pursuant to Purchase Agreement, and after all amounts with respect to the Notes have been discharged, one of the Subsidiaries); or (B) any transaction or series of related transactions in connection with which (whether by means of exchange, liquidation, consolidation, merger, combination, reclassification, recapitalization, acquisition or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, other property, assets or cash, but excluding any merger, consolidation, share exchange or acquisition of the Company with or by another person pursuant to which the persons that beneficially owned, directly or indirectly, the Company’s voting shares immediately prior to such transaction beneficially own, directly or indirectly, immediately after such transaction, shares of the surviving, continuing or acquiring corporation’s stock representing more than 50% of the total outstanding voting power of all outstanding classes of stock of the surviving, continuing or acquiring corporation in substantially the same proportions (relative to each other) as immediately prior to such transaction; or

(iii)  the Company’s stockholders approve and adopt a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

            Market Price means, with respect to the Common Stock, on any given day, the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the Nasdaq Capital Market on such date.  If the Common Stock is not traded on the Nasdaq Capital Market on any date of determination, the Market Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

            Option means any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

Other Securities refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

Permitted Holders means Todd Brooks, John Hearn, Gaston Kearby, their respective heirs and any Permitted Transferees (as defined in the Amended and Restated Lock-Up Agreement, dated as of March [25], 2013, by and between the Company and the Restricted Stockholders (defined therein) of the foregoing.

Preliminary Fundamental Change means, with respect to the Company, (A) the execution of a definitive agreement for a transaction or (B) the recommendation that stockholders tender in response

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to a tender or exchange offer, in the case of both (A) and (B), that would reasonably be expected to result in a Fundamental Change.

Principal Market means, at any time, the securities exchange, quotation system or over-the-counter trading facility on which the Common Stock is then principally traded or quoted at such time.

Reference Price means, on any date of determination, the greater of (i) the Market Price per share as of such date and (ii) the Exercise Price.

Spin-Off means a transaction in which the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction in which the Company does not receive compensation for such business, operations or assets, but causes securities of a subsidiary of the Company or another entity to be distributed or otherwise issued to security holders of the Company,

Trading Day means, at any time, a day on which the Principal Market is open for the general trading or quotation of securities and the Common Stock is traded or quoted thereon without suspension or interruption.

13.            LIMITATION ON BENEFICIAL OWNERSHIP.  Notwithstanding the foregoing, the holder shall not be entitled to receive shares of Common Stock upon exercise of this Warrant to the extent (but only to the extent) that such receipt would cause the holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of shares of Common Stock which exceeds the Maximum Percentage of the shares of Common Stock outstanding at such time.  This limitation on beneficial ownership shall be terminated (i) upon 61 days’ notice to the Company by the holder or (ii) immediately on the date that is 30 days prior to the expiration of the Exercise Period.  Any purported delivery of shares of Common Stock upon exercise of this Warrant shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the holder becoming the beneficial owner of more than the Maximum Percentage of the shares of Common Stock outstanding at such time.  If any delivery of shares of Common Stock owed to the holder upon exercise of this Warrant is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares of Common Stock as promptly as practicable after the holder gives notice to the Company that such delivery would not result in such limitation being triggered.  For purposes of this Section 13, (a) the term “Maximum Percentage” shall mean initially 5%; provided, that if at any time after the Closing Day the Holder Group beneficially owns in excess of 5% of the outstanding shares of Common Stock (excluding any shares issuable under this Warrant and any other convertible security including a similar limitation), then the Maximum Percentage shall automatically increase to 10% so long as the Holder Group owns in excess of 5% of the outstanding shares of Common Stock (excluding any shares issuable under this Warrant and any other convertible security including a similar limitation), and (b) the term “Holder Group” shall mean the holder of this Warrant plus any other person with which such holder is considered to be part of a group under Section 13 of the Exchange Act or with which such holder otherwise files reports under Sections 13 and/or 16 of the Exchange Act.  The limitations in this Section 13 shall not have an effect on any calculation or payment due to the Holder of this Warrant pursuant to Section 15 hereof.

14.            LIMITATION ON CONVERSION.  Notwithstanding anything herein to the contrary, the number of Warrant Shares issuable upon exercise of this Warrant at any given time, when combined

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with the aggregate number of Warrant Shares previously issued upon conversion of this Warrant and any other warrant issued by the Company on the Closing Day, pursuant to the Purchase Agreement, may not, in the absence of approval by the Company’s shareholders in accordance with applicable law and the rules and regulations of the Principal Market, exceed 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the issuance of such warrants.  Upon receipt of such requisite approval, the Company shall deliver to the Holder a certificate, in form reasonably satisfactory to the Holder, certifying that the limitation contained in this Section 14 has been duly removed by the Company and is no longer applicable to this Warrant.

15.            FUNDAMENTAL CHANGE.  Upon the occurrence of a Fundamental Change, the Company shall, upon the consummation of such Fundamental Change, make an offer to repurchase all of this Warrant at the option value of the Warrant using Black-Scholes calculation methods and making the assumptions described in the Black-Scholes methodology described in Exhibit A.  Such offer shall be made within ten (10) business days following the consummation of such Fundamental Change, and shall remain open for a period of not less than twenty (20) business days nor more than thirty (30) business days.  Payment of such purchase price by the Company to the holder of this Warrant, if tendered pursuant to such offer to purchase, shall be due in cash promptly upon termination of such offer period.  The Company will comply with all the applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act, if required, in connection with any offer by the Company to repurchase this Warrant and to the extent necessary to comply therewith, the time periods specified herein shall be extended accordingly.  The fact that this Warrant may be exercised on a cashless net exercise basis as provided in Section 2.3 shall not have any effect on any calculation or payment due to the Holder of this Warrant pursuant to this Section 15.  The Company agrees that it will not take any action resulting in a Preliminary Fundamental Change or a Fundamental Change in the absence of definitive documentation providing for such repurchase of the Warrant pursuant to this Section 15.

16.WARRANT AGENT.  The Company may, by written notice to the holder of this Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Purchase Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17.REMEDIES.  The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

18.NOTICES.  All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

19.MISCELLANEOUS.  In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the

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remaining provisions shall not in any way be affected or impaired thereby.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of New York.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of March __, 2013

ZaZa Energy Corporation

By:

Title:

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FORM OF SUBSCRIPTION

(To be signed only on exercise

of Common Stock Purchase Warrant)

TO:ZaZa Energy Corporation

1.            The undersigned Holder of the attached Warrant hereby elects to exercise its purchase right under such Warrant to purchase shares of Common Stock of ZaZa Energy Corporation, a Delaware corporation (the “Company”), as follows (check one or more, as applicable):

         to exercise the Warrant to purchase __________ shares of Common Stock and to pay the Aggregate Exercise Price therefor by wire transfer of United States funds to the account of the Company, which transfer has been made prior to or as of the date of delivery of this Form of Subscription pursuant to the instructions of the Company;

            and/or

         to exercise the Warrant with respect to ____________ shares of Common Stock pursuant to the net exercise provisions specified in Section 2.3 of the Warrant.

2.            Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other name(s) as is specified below:

Name:

Address:

TIN:

(Signature must conform exactly to name of Holder as specified on the face of the Warrant)	Dated:

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FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase         shares of Common Stock of ZaZa Energy Corporation, a Delaware corporation, to which the within Warrant relates, and appoints _______________ attorney to transfer such right on the books of ZaZa Energy Corporation, with full power of substitution in the premises.

[insert name of Holder]

Dated:                 By:

Title:

[insert address of Holder]

Signed in the presence of:

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EXHIBIT A

Black-Scholes Assumptions

For the purpose of this Exhibit A:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (B) the offeror in the event of a tender or exchange offer, which could reasonably result in a Fundamental Change upon consummation.

Underlying Security Price:

•

In the event of a merger or acquisition, (A) in the event of an “all cash” deal, the cash per share offered to the Company’s stockholders by the Acquiror; (B) in the event of an “all stock” deal, (1) in the event of a fixed exchange ratio transaction, the product of (i) the average of the Market Price of the Acquiror’s common stock for the ten trading day period ending on the day preceding the date of the Preliminary Fundamental Change and (ii) the number of Acquiror’s shares being offered for one share of Common Stock and (2) in the event of a fixed value transaction, the value offered by the Acquiror for one share of Common Stock; (C) in the event of a transaction contemplating various forms of consideration for each share of Common Stock, the cash portion, if any, shall be valued as clause (A) above and the stock portion shall be valued as clause (B) above and any other forms of consideration shall be valued by the Board of Directors of the Company in good faith, without applying any discounts to such consideration.

•

In the event of all other Fundamental Change events, the average of the Market Price of the Common Stock for the ten trading day period beginning on the date of the Preliminary Fundamental Change.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant.
Dividend Rate:	The Company’s annualized dividend yield as of the date of the Preliminary Fundamental Change in the event of a Fundamental Change (the “Reference Date”).
Interest Rate:	The applicable U.S. 5 year treasury note risk free rate as of the Reference Date.
Model Type:	Black-Scholes
Exercise Type:	American
Put or Call:	Call
Trade Date:	The Reference Date
Expiration Date:	The expiration of the Exercise Period
Settle Date:	The Reference Date plus one business day
Exercise Delay:	0
Volatility:

The average daily volatility over the previous six months for the Common Stock as listed by Bloomberg L.P., as of the Reference Date; provided, however, that if the Underlying Security Price on the Reference Date is at least $10 per share, then the Volatility shall be no more than 40%.

Such valuation of the Warrant based on the Black-Scholes methodology shall not be discounted in any way. If the holder disputes such Black-Scholes valuation pursuant to this Exhibit A as calculated by the Company, the Company and the holder will choose a mutually-agreeable firm to compute the valuation of the Warrant using the guidelines above, and such valuation shall be final. The fees and expenses of such firm shall be borne equally by the Company and the holder.  In the event that a new warrant is issued by a company in a Spin-Off from the Company pursuant to Section 5.1(b) of the Warrant, references in this Exhibit A to such spun-off company’s “Dividend Rate” and “Volatility” shall refer those of the Company unless at the time of such measurement, such spun-off company has been trading in the public markets for at least 6 months.

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